UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2010

MCG Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

(703) 247-7500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MCG Capital Corporation, a Delaware corporation (the “Company”), hereby amends its Current Report on Form 8-K filed on June 1, 2010 (the “Original Form 8-K”), pursuant to Instruction 1 to Item 5.07 of Form 8-K, to provide information that was not determined or available at the time of the filing of the Original Form 8-K. The Original Form 8-K indicated that the Company would announce final voting results of the matters submitted for consideration by stockholders at the Company’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”) held on May 26, 2010 at such time as the inspectors of election issued to the Company such final voting results.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 26, 2010, the Company held the Annual Meeting. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 52,963,364 shares of the Company’s common stock. The following matters were submitted at the Annual Meeting to the stockholders for consideration:

1.	To elect two Class III directors who will serve for three years, or until their successors are elected and qualified;

2.	To ratify the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.	To approve a proposal to authorize the Company, with approval of the Company’s Board of Directors, to sell up to 15% of the Company’s outstanding common stock at a price below the then current net asset value per share;

4.	To approve a proposal to authorize the Company to issue securities to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings up to an aggregate of 10,000,000 shares;

5.	To approve an amendment to the Company’s Second Amended and Restated 2006 Employee Restricted Stock Plan to increase the maximum aggregate number of shares of the Company’s common stock available for issuance thereunder from 3,500,000 to 6,050,000 shares; and

6.	To approve an amendment to the Company’s Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to increase the maximum aggregate number of shares of the Company’s common stock available for issuance thereunder from 100,000 to 150,000 shares.

Steven F. Tunney, Sr. and Kim D. Kelly were elected to serve as Class III Directors until the 2013 annual meeting of stockholders, or until their successors are elected and qualified; proposals 2, 5 and 6 were approved by the Company’s stockholders; and proposals 3 and 4 were not approved. The detailed final voting results of the shares voted with regard to each of these matters are as follows:

1.	Election of Class III directors:

	For	Withheld
Kim D. Kelly	42,202,788	1,453,239
Arthur D. Lipson	8,299,215	582,651
Bruce W. Shewmaker*	*	*
Steven F. Tunney, Sr.	42,510,711	1,145,316

*	Nominee’s candidacy was withdrawn on May 18, 2010.

Continuing directors whose terms did not expire at the Annual Meeting were as follows: Wallace B. Millner, III, Richard W. Neu and B. Hagen Saville are currently serving as Class I directors; and A. Hugh Ewing, III, Kenneth J. O’Keefe and Gavin Saitowitz are currently serving as Class II directors.

2.	Ratification of the selection by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain
52,392,514	402,174	168,676

3.	Approval to authorize the Company, with approval of the Company’s Board of Directors, to sell up to 15% of the Company’s outstanding common stock at a price below the then current net asset value per share:

For	Against	Abstain	Broker Non-Vote
24,013,163	28,129,063	395,658	425,480

4.	Approval to issue securities to subscribe to, convert to, or purchase shares of the Company’s common stock in one or more offerings up to an aggregate of 10,000,000 shares:

For	Against	Abstain	Broker Non-Vote
24,573,557	27,577,119	387,208	425,480

5.	Amendment to the Company’s Second Amended and Restated 2006 Employee Restricted Stock Plan to increase the maximum aggregate number of shares of the Company’s common stock available for issuance thereunder from 3,500,000 to 6,050,000 shares:

For	Against	Abstain	Broker Non-Vote
37,194,296	14,719,505	624,084	425,479

6.	Amendment to the Company’s Second Amended and Restated 2006 Non-Employee Director Restricted Stock Plan to increase the maximum aggregate number of shares of the Company’s common stock available for issuance thereunder from 100,000 to 150,000 shares:

For	Against	Abstain	Broker Non-Vote
39,281,749	12,657,495	598,641	425,479

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date: June 2, 2010	By:	/s/ Stephen J. Bacica
Stephen J. Bacica
Chief Financial Officer